UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

NETBANK, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22361	58-2224352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1015 Windward Ridge Parkway, Alpharetta, GA		30005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  770-343-6006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 29, 2007, the Board of Directors of NetBank, Inc. (the “Company) approved an amendment to the Change of Control Agreement (the “Agreement”) dated April 1, 2003, as amended, by and between the Company and James P. Gross, the Company’s Chief Financial Officer, to extend the expiration date of the Agreement to July 1, 2007.  A Fourth Amendment to Change of Control Agreement, dated as of April 1, 2007, extending the expiration date of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  All other terms and conditions of the Agreement remain unchanged and a brief description of the terms and conditions of the Agreement appears below.  Such description is subject to the full terms and conditions of the Agreement, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report of Form 8-K filed with the Securities and Exchange Commission on October 5, 2006 and is incorporated herein by reference.

Under the Agreement, if, during the one-year period after a change of control (as defined in the Agreement), the Company terminates Mr. Gross’ employment without cause (as defined), he terminates his employment for good reason (as defined) or his employment terminates due to his death or disability, the Company shall pay him a lump sum amount equal to the sum of his annual base salary in effect immediately prior to termination plus the highest annual incentive bonus paid or payable to him for any of the two fiscal years prior to the fiscal year of termination.  In addition, for a period of twelve months following termination of his employment, the Company shall continue to provide to Mr. Gross, or pay him an amount equal to the cost of providing, the employee benefits he otherwise would have been entitled to receive from the Company if he was not terminated.  If, during the one-year period after a change of control, the Company terminates Mr. Gross’ employment for cause (as defined) or he terminates his employment without good reason, the Company must pay him an amount equal to the sum of his annual base salary through the date of termination plus any compensation he previously deferred.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following is filed as an exhibit to this current report:

Exhibit Number	Description of Exhibit
10.1	Fourth Amendment to Change of Control Agreement, dated as of April 1, 2007 by and between NetBank, Inc. and James P. Gross

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2007	NETBANK, INC.

	By:	/s/ Charles E. Mapson
Charles E. Mapson
Chief Legal Counsel